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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JULY 4, 2005
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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                   PCTEL, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           DELAWARE                     000-27115               77-0364943
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(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)     (IRS EMPLOYER
        INCORPORATION)                                    IDENTIFICATION NUMBER)

               8725 W. HIGGINS ROAD, SUITE 400, CHICAGO, IL 60631
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              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)

                                 (773) 243-3000
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      On July 4, 2005, PCTEL, Inc. ("PCTEL") acquired all of the outstanding share capital of Sigma Wireless Technologies Limited, an Irish company ("SWT"), pursuant to a Share Acquisition Agreement dated as of July 4, 2005 among PCTEL, SWT, the holders of the outstanding share capital of SWT, and other parties (the "Acquisition Agreement"). SWT is based in Dublin, Ireland and develops, manufactures and distributes antenna products designed for wireless communications. The selling shareholders of SWT consist of three manager/directors of SWT and an Irish corporation owned by affiliates of SWT.

      The total purchase price was 22.0 million Euro (approximately $26.8 million). 19.5 million Euro (approximately $23.7 million) of the total was paid in cash at the close of the transaction, of which approximately 5.1 million Euro was immediately used to discharge outstanding indebtedness or retirement of preferred shares outstanding at the closing and the remaining 14.4 million Euro was paid to the selling shareholders of SWT. In addition, there was the assumption of approximately 2.5 million Euro of debt of SWT, consisting principally of unfunded pension liability.

      The Acquisition Agreement also provides for an "earn-out" provision in favor of the selling shareholders of SWT, pursuant to which such shareholders may receive up to an additional 7.5 million Euro (approximately $9.1 million) in cash based on the revenue performance of SWT over the 18-month period ending December 31, 2006. A cash payment of up to 5.75 million Euro (approximately
$7.0 million) of the 7.5 million Euro total possible earn-out will be made to such shareholders based on SWT revenue performance during the period in excess of 26 million Euro up to 35 million Euro; an additional cash payment of up to
1.75 million Euro (approximately $2.1 million) of the 7.5 million Euro total possible earn-out will be made to such shareholders based on SWT revenue performance during the period in excess of 35 million Euro up to 38 million Euro. Revenue performance of SWT is measured quarterly, and earn-out payments, if any, are to be made within 45 days of the end of the quarterly period.

      The cash consideration paid and to be paid in connection with the acquisition will be provided from PCTEL's existing cash.

      Under the Acquisition Agreement, the selling shareholders of SWT are required to indemnify PCTEL against losses resulting from breaches of representations and warranties made by such shareholders in the agreement and from failure of such shareholders to comply with covenants and agreements to be performed under the agreement, and against other specified costs and expenses expected to be incurred by SWT. The indemnification obligations of the SWT selling shareholders survive for a period of 12 months from July 4, 2005, with certain identified exceptions which survive for up to six years from such date. A third-party escrow arrangement has been established under the Acquisition Agreement for the benefit of PCTEL to satisfy the indemnification obligations of the selling shareholders during the 12 month period following the closing date of the acquisition, and the sum of 1.75 million Euro of the cash purchase price paid at the closing has been deposited into the escrow.

      Under the Acquisition Agreement, or in collateral agreements related to the acquisition, other principal agreements among the parties included the following:

      - The principal selling shareholder of SWT, an Irish company owned by affiliates of SWT, has agreed it will not engage in any activities that are competitive with the business of

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            SWT for a period of 24 months from July 4, 2005, nor will it solicit the employees of SWT during that period.

      - PCTEL will provide equity incentive grants in the form of stock options or restricted shares of PCTEL common stock, aggregating approximately 100,000 shares, under its 1997 Stock Option Plan to those employees of SWT continuing with the combined companies as PCTEL may determine. Approximately 100 employees of SWT will continue with the combined companies.

      - The key managers of SWT, who will continue as employees of the combined companies, have entered into employment agreements with SWT that include a non-competition covenant with a term of 9 months beginning on the termination date of employment.

      - PCTEL has entered into a lease agreement for the continued use of the operating facility and offices where SWT is presently located in Dublin, Ireland. PCTEL has the right to terminate the lease beginning on the second anniversary of the closing date.

      - An Irish company affiliated with the selling corporate shareholder of SWT transferred and assigned to SWT all patent applications relating to technology used by SWT in its business.

      A copy of the Acquisition Agreement is filed as Exhibit 2.1 hereto and is incorporated by reference into this report. The description of the Acquisition Agreement set forth above is a summary of the material terms of that agreement.

      A copy of the press release of PCTEL dated July 5, 2005 announcing the acquisition is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

      PCTEL will file such financial statements of the business acquired, as may be required under Item 9.01 of Form 8-K, as soon as practicable pending reconciliation of such financial statements to the requirements of United States generally accepted accounting principles, and in any event not later than September 16, 2005.

(b) Pro Forma Financial Information

      PCTEL will file such pro forma financial statements of the business acquired, as may be required under Item 9.01 of Form 8-K, as soon as practicable pending reconciliation of the historical financial statements of the business acquired to the requirements of United States generally accepted accounting principles, and in any event not later than September 16, 2005.

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(c) Exhibits

Exhibit No.                      Description
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
2.1*            Share Acquisition Agreement dated as of July 4, 2005, among
                PCTEL, Inc., Sigma Wireless Technologies Limited, and other parties, with exhibits.

99.1 Press release dated July 5, 2005 announcing the acquisition of Sigma Wireless Technologies Limited.

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* Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments to such agreement, containing operational and related information of SWT or other non-material information incidental to the transactions contemplated by such agreement, have been omitted. PCTEL agrees to furnish supplementally a copy of such schedules and attachments to the Commission upon request.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, PCTEL, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2005

                                     PCTEL, INC.

                                     By: /s/ John W. Schoen
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                                         John W. Schoen, Chief Financial Officer

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